UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FLUX POWER HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

February 10, 2026

To the Stockholders of Flux Power Holdings, Inc.:

It is my pleasure to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Flux Power Holdings, Inc., to be held on Thursday, March 26, 2026 at 10:00 a.m. (Pacific Daylight Time). The Annual Meeting will be completely virtual. You may attend the virtual meeting, submit questions, and vote your shares electronically during the Annual Meeting via live webcast by registering at www.virtualshareholdermeeting.com/FLUX2026 in advance of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders on the Internet. On or around February 10, 2026, we expect to mail to our stockholders a Notice Regarding Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2026 Annual Meeting of Stockholders (the “Proxy Statement”) and our Annual Report for the fiscal year ended June 30, 2025, as amended. The notice also provides instructions on how to vote online or by telephone, how to access the virtual Annual Meeting, and how to receive a paper copy of the proxy materials by mail.

Whether or not you plan to virtually attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote by proxy over the internet or by telephone, or, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on your proxy card. If you virtually attend the meeting you will have the right to revoke your proxy and vote electronically during the meeting via the live webcast. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

On behalf of your Board of Directors, thank you for your continued support and interest.

Sincerely,

/s/ Krishna Vanka
Krishna Vanka
Chief Executive Officer

2685 South Melrose Drive, Vista CA 92081	(877)505-3589 www.fluxpower.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On March 26, 2026

February 10, 2026

To the Stockholders of Flux Power Holdings, Inc.:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting” or the “2026 Annual Meeting”) of Flux Power Holdings, Inc., a Nevada corporation. The meeting will be held on Thursday, March 26, 2026, at 10:00 a.m. (Pacific Daylight Time). The Annual Meeting will be completely virtual. You may attend the meeting, submit questions, and vote your shares electronically during the meeting via live webcast by registering at www.virtualshareholdermeeting.com/FLUX2026 in advance of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting. At the Annual Meeting our stockholders will be asked:

1.	To elect Krishna Vanka, Dale T. Robinette, Michael Johnson, Lisa Walters-Hoffert and Mark F. Leposky as directors, to serve until the 2027 annual meeting of stockholders or until their respective successor(s) have been elected or appointed.

2.	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026.

3.	To conduct any other business properly brought before the meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is February 2, 2026. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof. A list of stockholders entitled to vote at the meeting will be accessible for ten days prior to the meeting at our principal place of business at 2685 S. Melrose Drive, Vista, CA 92081, between the hours of 9:00 a.m. and 5:00 p.m. (Pacific Daylight Time).

Regardless of the number of shares you own, your VOTE is very important. Therefore, even if you presently plan to virtually attend the 2026 Annual Meeting, please vote or submit your proxy by following the instructions in the Notice Regarding Internet Availability of Proxy Materials that you previously received as soon as possible so that your shares can be voted at the 2026 Annual Meeting in accordance with your instructions. Telephone and internet voting are available. For specific instructions on voting, please refer to the instructions in the Notice Regarding Internet Availability of Proxy Materials or the proxy card (if you requested and received a printed copy of the proxy materials). If you do virtually attend the 2026 Annual Meeting and wish to vote electronically, you may withdraw your proxy at that time.

Please read the attached Proxy Statement, as it contains important information you need to know to vote at the 2026 Annual Meeting.

By Order of our Board of Directors

/s/ Krishna Vanka
Krishna Vanka
Chief Executive Officer and President

You are cordially invited to attend the virtual meeting. Whether or not you expect to attend the virtual meeting, please vote as soon as possible. We encourage you to vote via the Internet. For further details, see “Questions and Answers about This Proxy Material and Voting.”

2685 South Melrose Drive, Vista CA 92081	(877)505-3589 www.fluxpower.com

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 26, 2026

This proxy statement and proxy card are furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the 2026 Annual Meeting of Stockholders (the “Annual Meeting” or the “2026 Annual Meeting”) of Flux Power Holdings, Inc. (sometimes referred to as “we,” “us,” the “Company” or “Flux”), which will be held virtually on Thursday, March 26, 2026, at 10:00 a.m. (Pacific Daylight Time) via live webcast. To attend the Annual Meeting, stockholders of record must register at www.virtualshareholdermeeting.com/FLUX2026 in advance of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

We are making this proxy statement and our annual report available to stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 (as amended, the “2025 Annual Report”) are available for viewing, printing and downloading at www.proxyvote.com. On or around February 10, 2026, we intend to mail to our stockholders the Notice Regarding Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review this proxy statement and our 2025 Annual Report for the fiscal year ended June 30, 2025. The Notice also includes instructions on how you may submit your proxy over the Internet or via telephone and how to vote online at the Annual Meeting. If you received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice.

Additionally, you can find a copy of our 2025 Annual Report for the fiscal year ended June 30, 2025, which includes our financial statements for the fiscal year ended June 30, 2025, on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov, or in the SEC Filings section of our website located at www.ir.fluxpower.com/corporate-governance. You may also obtain a printed copy of our 2025 Annual Report, including our financial statements, free of charge, from us by sending a written request to Attention: Corporate Secretary, Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, CA 92081. Exhibits will be provided upon written request and payment of an appropriate processing fee.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

You have received these proxy materials because the Board of Directors (our “Board” or the “Board of Directors”) of Flux Power Holdings, Inc. (“we”, “us,” “our,” the “Company” or “Flux”) is soliciting your proxy to vote at the 2026 Annual Meeting (the “Annual Meeting”). This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting. We have made available to you on the Internet this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and our 2025 Annual Report because you owned shares of our Common Stock on the record date of February 2, 2026.

Why did I receive a Notice Regarding Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are permitted to furnish our proxy materials over the Internet to our stockholders by delivering a Notice Regarding Internet Availability of Proxy Materials (the “Notice”) in the mail rather than mailing printed copies of a full set of proxy materials. The Notice instructs stockholders on how to access and review the proxy statement, the 2025 Annual Report over the Internet at www.proxyvote.com. The Notice also instructs stockholders on how they may submit their proxy over the telephone or Internet and vote online at the Annual Meeting. If a stockholder who received a Notice would like to receive a printed copy of our proxy materials, such stockholder should follow the instructions for requesting these materials contained in the Notice.

What is a virtual Annual Meeting?

The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location, improved communication and cost savings to our stockholders. You can virtually attend the Annual Meeting by registering at www.virtualshareholdermeeting.com/FLUX2026 in advance of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting via the Internet. There will not be a physical meeting location and you will not be able to attend in person.

We invite you to virtually attend the Annual Meeting and request that you vote on the proposals described in this proxy statement. However, you do not need to attend the virtual meeting to vote your shares. Instead, you may vote by Internet, by telephone, or, if you requested and received paper copies of the proxy materials by mail, you may also vote by completing and mailing your proxy card.

The Annual Meeting starts at 10:00 a.m. (Pacific Daylight Time) on Thursday, March 26, 2026. We encourage you to access the meeting website prior to the start time to allow time for check-in. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.

To access the Annual Meeting, follow the instructions on your Notice or proxy card (if you requested and received a printed copy of the proxy materials). If your shares are not registered in your own name and you plan to vote your shares during the virtual Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and have it available during the virtual Annual Meeting in order to vote.

If you wish to submit a question the day of the Annual Meeting, you may log in to the virtual meeting platform at the unique link provided to you via email after registering in advance at www.virtualshareholdermeeting.com/FLUX2026 using the procedure described above, type your question into the “Ask a Question” field, and click “Submit.” Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, are not pertinent to Annual Meeting matters and, therefore, will not be answered.

What am I voting on?

There are two matters scheduled for a vote:

●	Election of Krishna Vanka, Dale T. Robinette, Michael Johnson, Lisa Walters-Hoffert and Mark F. Leposky as directors, to serve until the 2027 annual meeting of stockholders or until their respective successor(s) have been elected or appointed.

●	Ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026.

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Who can vote at the Annual Meeting?

Only stockholders of record at the close of business February 2, 2026 will be entitled to vote at the Annual Meeting. On this record date, there were 21,340,135 shares of the Company’s common stock (“Common Stock”) outstanding, our only class of voting stock. The holders of our Common Stock have the right to one vote for each share of Common Stock they held as of the record date.

In conformance with Nevada law, a list of stockholders entitled to vote at the meeting will be accessible for ten days prior to the meeting at our principal place of business, 2685 S. Melrose Drive, Vista, CA 92081, between the hours of 9:00 a.m. and 5:00 p.m. (Pacific Daylight Time).

How do I vote?

If on February 2, 2026, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. Stockholders of record may vote by using the Internet, by telephone or (if you received a proxy card by mail) by mail as described below. Stockholders also may attend the virtual meeting and vote electronically. If you hold shares through a bank or broker, please refer to your proxy card, Notice or other information forwarded by your bank or broker to see which voting options are available to you.

●	You may vote by using the Internet at www.proxyvote.com by following the instructions for Internet voting on the Notice or proxy card mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on March 25, 2026. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

●	You may vote by telephone by dialing (800) 690-6903 and following the instructions for voting by phone on the Notice or (if you received a proxy card by mail) the proxy card mailed to you. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on March 25, 2026. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

●	You may vote by mail by requesting, completing and mailing in a paper proxy card, as outlined in the Notice. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to virtually attend the Annual Meeting. Mailed proxy cards must be received by March 25, 2026.

●	You may vote electronically at the Annual Meeting using the unique link provided to you via email after registering in advance at www.virtualshareholdermeeting.com/FLUX2026 using the procedure described above, and using your unique control number that was included in the proxy materials that you received in the mail.

If on February 2, 2026, you held your shares in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain instructions on how to vote at the Annual Meeting.

You do not need to attend the virtual Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “Can I change my vote after submitting my proxy?” below.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted (i) “FOR” the election of all five director nominees and (ii) “FOR” ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026, as disclosed herein. However, if you are not a record holder, such as where your shares are held through a broker, nominee, fiduciary or other custodian, you must provide voting instructions to the record holder of the shares in accordance with the record holder’s requirements in order for your shares to be properly voted. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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What does it mean if I receive more than one proxy card or Notice?

If you receive more than one proxy card or Notice, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card or submit a proxy for each Notice to ensure that all of your shares are voted.

What if I share an address with another stockholder of Flux?

If you reside at the same address as another Flux stockholder, you and other Flux stockholders residing at the same address may receive a single copy of the Notice Regarding Internet Availability of Proxy Materials. This process, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you wish to receive a separate copy of the Notice Regarding Internet Availability of Proxy Materials, you may do so by making a written request to: Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, CA 92081, Attention: Corporate Secretary, or an oral request by calling (877) 505-3589. Upon your written or oral request, we will promptly deliver a separate copy to you. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact use at the above address and phone number. The 2025 Annual Report, proxy statement and Notice are also available at www.proxyvote.com.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:

●	If you receive a proxy card, you may submit another properly completed proxy card with a later date.

●	You may re-vote by Internet or by telephone as instructed above.

●	You may send a written notice that you are revoking your proxy to the Corporate Secretary of the Company at 2685 S. Melrose Drive, Vista, CA 92081.

●	You may virtually attend the Annual Meeting and vote electronically by registering at www.virtualshareholdermeeting.com/FLUX2026 in advance of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting using your unique control number that was included in the Proxy Materials that you received in the mail. Simply attending the meeting will not, by itself, revoke your proxy.

Who will solicit proxies on behalf of our Board of Directors?

Proxies may be solicited on behalf of our Board of Directors, without additional compensation, by the Company’s directors and employees.

The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, and personal solicitation by our directors and officers (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website at www.fluxpower.com. Unless expressly indicated otherwise, information contained on our corporate website is not part of this proxy statement.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, “WITHHELD” votes, abstentions and broker non-votes. Abstentions will be counted as present for purposes of determining the presence of a quorum. For Proposal 1, directors are elected by a plurality vote. “Plurality” means that the five director nominees who receive the largest number of votes cast “FOR” such nominees will be elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of a “WITHHOLD” vote, abstention or a broker non-vote, as described in the next paragraph) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. For Proposal 2, an affirmative vote of at least a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy is required to ratify the appointment of Haskell & White LLP as our independent registered accounting firm. Abstentions will have the same effect as a vote “AGAINST” Proposal 2. Broker non-votes, if any, will have the same effect as a vote “AGAINST” Proposal 2.

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If your shares are held by your bank or broker as your nominee (that is, in “street name”), you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name without your voting instructions. Proposal 2 for the ratification of the appointment of Haskell & White LLP is considered routine and therefore brokers generally have discretionary authority to vote shares held in street name. However, several large brokers have recently announced that they were eliminating the practice of discretionary voting of uninstructed shares, including on matters generally identified as “routine”. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under current NYSE rules, any election of a member of the Board of Directors, whether contested or uncontested, is considered “non-discretionary” and therefore brokers are not permitted to vote your shares held in street name for the election of directors in the absence of instructions from you. Proposal 1 is a non-discretionary matter and therefore if you hold your shares through a broker, nominee, fiduciary or other custodian, your shares will not be voted on that proposal unless you provide voting instructions to the record holder.

How many votes are needed to approve each proposal?

●	For Proposal 1, directors are elected by a plurality of the votes cast with respect to such director. This means that nominees receiving the most “FOR” votes will be elected. Abstentions and broker non-votes are not considered votes cast on this proposal and will not have any effect on the election of directors.

●	To be approved, Proposal 2, to ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026, must receive an affirmative vote of at least a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy. Abstentions will have the same effect as a vote “AGAINST” Proposal 2. Broker non-votes, if any, will have the same effect as a vote “AGAINST” Proposal 2.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of all shares outstanding on February 2, 2026, the record date, are represented at the meeting by stockholders present online or by proxy. On the record date, there were in the aggregate 21,340,135 shares of Common Stock outstanding and entitled to vote. Thus 10,670,068 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but the shares represented by that proxy card will not be voted at the Annual Meeting for the proposals so marked.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be available on a Current Report on Form 8-K filed with the SEC within four business days after the end of the Annual Meeting.

When are stockholder proposals and nominations for director due for next year’s Annual Meeting?

If you wish to submit a proposal to be considered for inclusion in next year’s proxy materials, your proposal must be in proper form according to SEC Regulation 14A, Rule 14a-8 and received by the Secretary of the Company on or before October 13, 2026. If you wish to submit a proposal to be presented at the 2027 Annual Meeting of Stockholders, but which will not be included in the Company’s proxy materials, including to nominate a director, your notice must be received by the Corporate Secretary of the Company at Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, CA 92081, Attn: Corporate Secretary, no earlier than November 12, 2026 and no later than December 12, 2026. Proposals that are not received in a timely manner will not be voted on at the 2027 annual meeting of stockholders. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than January 25, 2027. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. You are advised to review our amended and restated bylaws (the “bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations. Stockholders may request a free copy of our bylaws by contacting our Corporate Secretary at 2685 S. Melrose Drive, Vista, CA 92081, Attn: Corporate Secretary.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

DIRECTORS AND EXECUTIVE OFFICERS

The following table and text set forth the names and ages of our current directors, executive officers and significant employees as of December 31, 2025. Our Board of Directors is comprised of only one class. All of the directors will serve until the next annual meeting of stockholders or until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. There are no family relationships among any of the directors and executive officers. From time to time, our directors have received compensation in the form of cash and equity grant for their services on the Board.

Name	Age	Position(s) with Flux
Executive Officers
Krishna Vanka(1)	43	Director, Chief Executive Officer and President
Kevin S. Royal	61	Chief Financial Officer and Secretary
Jeffrey C. Mason(2)	55	Chief Operating Officer
Non-Employee Directors
Dale T. Robinette(3)(4)	61	Chairman of the Board
Michael Johnson	77	Director
Lisa Walters-Hoffert(3) (5)	67	Director
Mark F. Leposky(3) (6)	61	Director

(1)	Mr. Vanka was appointed as the Company’s Director, Chief Executive Officer and President, effective March 10, 2025.
(2)	Mr. Mason was promoted from Vice President of Operations to Chief Operating Officer effective August 1, 2025.
(3)	Independent Director.
(4)	Chairman of the Board, Chairperson of the Compensation Committee, Member of the Audit Committee and the Nominating and Governance Committee.
(5)	Chairperson of the Audit Committee, Member of the Compensation Committee and the Nominating and Governance Committee.
(6)	Chairperson of the Nominating and Governance Committee, Member of the Audit Committee and the Compensation Committee.

There are no arrangements or understandings between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director

Executive Officers

Krishna Vanka, Chief Executive Officer and President and Director. Mr. Vanka has over 18 years of experience in building, scaling, managing and transforming technology companies in sectors including renewable energy, electric vehicle charging, and others. Mr. Vanka has served as SVP & Chief Digital Officer (CEO of Digital Division) at Fluence Energy, Inc. (Nasdaq: FLNC), from August 2022 to January 2024. In this role, he was responsible for the company’s strategic growth, profitability, and operational execution, achieving a 300% increase in Annual Recurring Revenue (ARR) and overseeing a fivefold expansion in Assets Under Management (AUM). He played a key role in integrating product lines of two cloud-based software offerings, Mosaic and Nispera, into a unified platform, driving innovation in Fluence’s software offerings, including Battery Management Systems (BMS), IoT devices, and Core OS. Mosaic was recognized for its state-of-the-art machine learning algorithms and AI-driven capabilities, winning Time magazine’s 2022 Best Innovations award in the software category. Prior to joining FLNC, Mr. Vanka was a founding team member and Chief Product Officer at InCharge Energy from November 2020 to August 2022, where he led product development and technology strategy for EV fleet charging solutions. From April 2018 to November 2020, he was the founder and Chief Executive Officer of MyShoperoo Inc, an enterprise-focused on-demand shopping platform that optimized last-mile delivery efficiency through intelligent aggregation algorithms. Mr. Vanka holds a Bachelor of Applied Science in Computer Engineering from the University of Ottawa and an MBA from Georgia State University. He has also completed executive leadership programs at UC Berkeley, including coursework in Artificial Intelligence for Business Strategies. Based on Mr. Vanka’s executive and management experience, plus his experience with the operations and strategy of the Company, the Company believes Mr. Robinette is qualified to be on the Board.

Kevin S. Royal, Chief Financial Officer and Secretary. Mr. Royal was appointed as our Chief Financial Officer and Secretary effective March 4, 2024. Mr. Royal has over 20 years of experience with publicly traded companies, leading Finance, Accounting, IT, HR, Legal, Investor Relations, and M&A. Since 2023, Mr. Royal has served as a consultant for MCA Financial group. Prior to joining the Company, Mr. Royal served as Executive Vice President and Chief Financial Officer of Zovio Inc. (f/k/a Bridgepoint Education, Inc.) from October 2015 until September 2022. Mr. Royal also previously served as Senior Vice President, Chief Financial Officer, Treasurer and Secretary of Maxwell Technologies, Inc., a developer, manufacturer and marketer of energy storage and power delivery solutions from April 2009 to May 2015. Mr. Royal has held a series of senior finance positions, including appointments as senior vice president and chief financial officer within the semiconductor industry. Mr. Royal has also served as an auditor for 10 years with Ernst & Young LLP, where he became a certified public accountant. Mr. Royal received his Bachelor of Business Administration in Accounting from Harding University and is a Certified Public Accountant in the State of California (inactive).

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Jeffrey C. Mason, Chief Operating Officer. Mr. Mason served as the Director of Manufacturing of the Company from January 2021 to December 2021, Vice President of Operations from December 2021 to July 2025 and Chief Operating Officer since August 2025. Prior to joining the Company, Mr. Mason was the plant manager at NEO Tech from March 2017 to January 2021 after being promoted from Director of Operations from December 2013 to March 2017. Mr. Mason has also worked for Sumitomo Electric Interconnect Products, Inc., Radio Design Labs, Inc., and Motorola Inc. during his career. Mr. Mason received his Master of Business Administration in International Business in 2015 and his Bachelor of Business Administration/Management in 2013 from North Central University. Mr. Mason is also Total Productive Maintenance (TPM) Instructor Certified by the Japan Institute of Plant Maintenance, Tokyo, Japan.

Management Transition

On March 10, 2025, Mr. Dutt, our former chairman and Chief Executive Officer, notified the Company’s Board of his decision to retire and resign from his position as director, Chairman of the Board, Chief Executive Officer and President of the Company and its wholly owned subsidiary, Flux Power, effective March 10, 2025. Mr. Dutt’s stepping down is for personal reasons and not due to any disagreement with the Company’s management team or the Company’s Board on any matter relating to the operations, policies or practices of the Company or any issues regarding the Company’s accounting policies or practices.

In connection with Mr. Dutt’s retirement, the Board appointed Mr. Robinette as the new Chairman of the Board, effective March 10, 2025. Mr. Robinette also currently serves as an independent director, chairperson of the Compensation Committee, and a member of both the Audit Committee and the Nominating and Governance Committee. In addition, the Board appointed Mr. Vanka as director, Chief Executive Officer and President of the Company and Flux Power, effective March 10, 2025.

Non-Employee Directors

Dale T. Robinette, Chairman of the Board. Mr. Robinette was appointed to our Board on June 28, 2019 and our Chairman on March 10, 2025. Mr. Robinette previously served as our lead independent director from September 10, 2021 to March 10, 2025. Mr. Robinette has been a CEO Coach and Master Chair since 2013 as an independent contractor to Vistage Worldwide, Inc., an executive coaching company. In addition, since 2013 Mr. Robinette has been providing business consulting related to top-line growth and bottom-line improvement through his company EPIQ Development. From 2013 to 2019, Mr. Robinette was the Founder and CEO of EPIQ Space, a marketing website for the satellite industry, a member-based community of suppliers promoting their offerings. Mr. Robinette was with Peregrine Semiconductor, Inc., a manufacturer of high-performance RF CMOS integrated circuits, from 2007 to 2013 in two roles as a Director of Worldwide Sales as well as the Director of the High Reliability Business Unit. Mr. Robinette started his career from 1991 to 2007 at Tyco Electronics Ltd. (known today as TE Connectivity Ltd.), a passive electronics manufacturer, in various sales, sales leadership and product development leadership roles. Mr. Robinette received a Bachelor of Science degree in Business Administration, Marketing from San Diego State University. Based on Mr. Robinette’s executive and management experience, plus his experience building companies, the Company believes Mr. Robinette is qualified to be on the Board.

Mark F. Leposky, Director. Mr. Leposky was elected to our Board on April 18, 2024. Mr. Leposky has over 30 years of executive experience in operations, engineering, supply chain, product and commercial roles. Mr. Leposky is currently the Executive Vice President and Chief Supply Chain Officer at Topgolf Callaway Brands and has led the company’s supply chain, engineering, and operations organization among other responsibilities since 2012. From 2018 to 2022, he also served as the EVP of Global Operations, Accessories and Licensing, and previously served as Senior Vice Present of Global Operations, Accessories and Licensing from 2012 and 2018 for Topgolf Callaway Brands. Prior to joining Topgolf Callaway Brands, Mr. Leposky was the Co-Founder, President and Chief Executive Officer of Gathering Storm dba Tmax Gear from 2005 to 2011, Chief Supply Chain Officer at Fisher Scientific International from 2004 to 2005 and Chief Operations Officer at TaylorMade Adidas Golf from 2002 to 2004, and has held executive roles at The Coca-Cola Company and United Parcel Service. Mr. Leposky holds a Bachelor of Sciences degree in Industrial Technology from Southern Illinois University, and an MBA from the Keller Graduate School of Management. In addition, Mr. Leposky is also a 16-year infantry veteran of the US Army and Army National Guard, and an avid golfer. Based on the above qualifications, the Board believes Mr. Leposky’s extensive executive experience within the consumer product and service industry qualifies Mr. Leposky to serve on the Board.

Michael Johnson, Director. Mr. Johnson has been our director since July 12, 2012. Mr. Johnson has been a director of Flux Power since it was incorporated. Since 2002, Mr. Johnson has been a director and the chief executive officer of Esenjay Petroleum Corporation (Esenjay Petroleum), a Delaware company located in Corpus Christi, Texas, which is engaged in the business oil exploration and production. Mr. Johnson’s primary responsibility at Esenjay Petroleum is to manage the business and company as chief executive officer. Mr. Johnson is a director and beneficial owner of Esenjay Investments LLC, a Delaware limited liability company engaged in the business of investing in companies, and an affiliate of the Company beneficially owning approximately 26% of our outstanding shares, including common stock underlying options, and warrants that were exercisable or convertible or which would become exercisable or convertible within sixty (60) days. Mr. Johnson received a Bachelor of Science degree in mechanical engineering from the University of Southwestern Louisiana. As a result of Mr. Johnson’s leadership and business experience, he is an industry expert in the natural gas exploration industry and brings a wealth of management and successful company building experience to the board. Based on the foregoing, the Company believes Mr. Johnson is qualified to be on the Board.

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Lisa Walters-Hoffert, Director. Ms. Walters-Hoffert was appointed to our Board on June 28, 2019. Ms. Walters-Hoffert was a co-founder of Daré Bioscience, Inc. and following the company’s merger with Cerulean Pharma, Inc. in July of 2017, became Chief Financial Officer of the surviving public company (Nasdaq: DARE) and served in this role until January of 2024. For over 25 years, Ms. Walters-Hoffert was an investment banker focused on small-cap public companies in the technology and life science sectors. From 2003 to 2015, Ms. Walters-Hoffert worked at Roth Capital Partners as Managing Director in the Investment Banking Division. Ms. Walters-Hoffert has held various positions in the corporate finance and investment banking divisions of Citicorp Securities in San José, Costa Rica and Oppenheimer & Co, Inc. in New York City, New York. Ms. Walters-Hoffert has served as a member of the Board of Directors of the San Diego Venture Group, as Past Chair of the UCSD Librarian’s Advisory Board, and as Past Chair of the Board of Directors of Planned Parenthood of the Pacific Southwest. Ms. Walters-Hoffert currently serves as a member of the Board of Directors of The Elementary Institute of Science in San Diego. Ms. Walters-Hoffert graduated magna cum laude from Duke University with a B.S. in Management Sciences. As a senior financial executive with over twenty-five years of experience in investment banking and corporate finance and based on Ms. Walters-Hoffert’s expertise in audit, compliance, valuation, equity finance, mergers, and corporate strategy, the Company believes Ms. Walters-Hoffert is qualified to be on the Board.

Corporate Governance And Board Matters

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors (“Board”) recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to provide independent oversight of management. Our Board is currently led by a Chairman of the Board who also serves as our Chief Executive Officer. The Board understands that the right Board leadership structure may vary depending on the circumstances, and our independent directors periodically assess these roles and the Board leadership to ensure the leadership structure best serves the interests of the Company and stockholders.

On September 10, 2021, the Board adopted the Lead Independent Director Guidelines (“Guidelines”). The Guidelines provide that when the positions of Chief Executive Officer and Chairman of the Board are combined or the Chairman is not an independent director, the independent directors will appoint a lead independent director to serve with the authority and responsibility described in such Guidelines, and as the Board and/or the independent directors may determine from time to time. The Guidelines are available on our website at www.fluxpower.com. The responsibilities of the Lead Independent Director, if required under the Guidelines, include, among others: (i) serving as primary intermediary between non-employee directors and management; (ii) working with the Chairman of the Board to approve the agenda and meeting schedules for the Board; (iii) working with the Chairman of the Board as to the quality, quantity and timeliness of the information provided to directors; (iv) in consultation with the Nominating and Governance Committee, reviewing and reporting on the results of the Board and Committee performance self-evaluations; (v) calling additional meetings of independent directors; and (vi) serving as liaison for consultation and communication with stockholders.

Prior to March 10, 2025, Mr. Dutt, previously held the Chairman and Chief Executive Officer roles, and Mr. Robinette previously served as the Lead Independent Director elected by the majority of the Board on September 10, 2021.

On March 10, 2025, Mr. Dutt, our former chairman and Chief Executive Officer, notified the Company’s Board of his decision to retire and resign from his position as director, Chairman of the Board, Chief Executive Officer and President of the Company and its wholly owned subsidiary, Flux Power, effective March 10, 2025. Mr. Dutt’s stepping down is for personal reasons and not due to any disagreement with the Company’s management team or the Company’s Board on any matter relating to the operations, policies or practices of the Company or any issues regarding the Company’s accounting policies or practices.

In light of the anticipated transition, the Nominating and Governance Committee of the Board determined that it would be in the best interest of the Company and its stockholders if the position of Chairman of the Board was held by a non-executive member of the Board on a going forward basis. Accordingly, upon Mr. Dutt’s retirement on March 10, 2025, the Board appointed Mr. Dale T. Robinette as the new Chairman of the Board, effective March 10, 2025. Since Mr. Robinette is an independent director, we do not and will not have a Lead Independent Director until required to have one under our Independent Director Guidelines.

In connection with Mr. Dutt’s retirement, the Board appointed Mr. Robinette as the new Chairman of the Board, effective March 10, 2025. Mr. Robinette also currently serves as an independent director, chairperson of the Compensation Committee, and a member of both the Audit Committee and the Nominating and Governance Committee. In addition, the Board appointed Mr. Vanka as director, Chief Executive Officer and President of the Company and Flux Power, effective March 10, 2025.

Mr. Robinette possesses understanding and knowledge of the business and affairs of the Company and has the ability to devote a substantial amount of time to serve as our Chairman. The Board believes the appointment of a strong independent director as Chairman and the use of regular executive sessions of the non-management directors, along with a majority of the Board being composed of independent directors, allow the Board to maintain effective oversight of management.

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In addition, our Board as a whole has responsibility for risk oversight. Our Board exercises this risk oversight responsibility directly and through its committees. The risk oversight responsibility of our Board and its committees is informed by reports from our management teams to provide visibility to our Board about the identification, assessment and management of key risks, and our management’s risk mitigation strategies. Our Board has primary responsibility for evaluating strategic and operational risk, including related to significant transactions. Our audit committee has primary responsibility for overseeing our major financial and accounting risk exposures, and, among other things, discusses guidelines and policies with respect to assessing and managing risk with management and our independent auditor. Our compensation committee has responsibility for evaluating risks arising from our compensation and people policies and practices. Our nominating and corporate governance committee has responsibility for evaluating risks relating to our corporate governance practices. Our committees and management provide reports to our Board on these matters.

In its governance role, and particularly in exercising its duty of care and diligence, our Board is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company’s assets and business. Our Board has broad and ultimate oversight responsibility for our risk management processes and programs and executive management is responsible for the day-to-day evaluation and management of risks to the Company.

Board Composition, Committees and Independence

Under the rules of Nasdaq, “independent” directors must make up a majority of a listed company’s Board of Directors. In addition, applicable Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent within the meaning of the applicable Nasdaq rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.

Our Board has undertaken a review of the independence of each director and considered whether any director has a material relationship with us that could compromise the director’s ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that Ms. Walters-Hoffert, and Messrs. Robinette and Leposky are independent directors as defined in the listing standards of Nasdaq and SEC rules and regulations. A majority of our directors are independent, as required under applicable Nasdaq rules. As required under applicable Nasdaq rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. The composition of each of the committees is set forth below.

	Audit	Compensation	Nominating and Governance
Krishna Vanka
Dale T. Robinette	X	X*	X
Michael Johnson
Lisa Walters-Hoffert	X*	X	X
Mark F. Leposky	X	X	X*

*	Chairperson

Below is a description of each committee of our Board. Our Board has determined that each member of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee meets the applicable rules and regulations regarding “independence” and also that each member of our Audit Committee, the Compensation Committee, and the Nominating and Governance Committee is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board of Directors currently consists of three independent directors of which at least one, the Chairperson of the Audit Committee, Ms. Walters-Hoffert, qualifies as an audit committee financial expert within the meaning of SEC regulations. Messrs. Robinette and Leposky serve as members of the Audit Committee. The Audit Committee’s duties are to recommend to our Board of Directors the engagement of the independent registered public accounting firm to audit our consolidated financial statements and to review our accounting and auditing principles. The Audit Committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by any internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The Audit Committee will at all times be composed exclusively of directors who are, in the opinion of our Board of Directors, free from any relationship that would interfere with the exercise of independent judgment as a committee member and who possess an understanding of consolidated financial statements and generally accepted accounting principles. Our Audit Committee operates under a written charter, which is available on our website at www.fluxpower.com.

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Compensation Committee

The Compensation Committee currently consists of three independent directors. The Compensation Committee establishes our executive compensation policy, determines the salary and bonuses of our executive officers and recommends to the Board stock option grants or other incentive equity awards for our executive officers. Mr. Robinette is the Chairperson of the Compensation Committee, and Ms. Walters-Hoffert and Mr. Leposky are members of the Compensation Committee. Each of the members of our Compensation Committee are independent under Nasdaq’s independence standards for compensation committee members. Our chief executive officer often makes recommendations to the Compensation Committee and the Board concerning compensation of other executive officers. The Compensation Committee seeks input on certain compensation policies from the chief executive officer. Our Compensation Committee operates under a written charter, which is available on our website at www.fluxpower.com.

Nominating and Governance Committee

The Nominating and Governance Committee currently consists of three independent directors. The Nominating and Governance Committee is responsible for matters relating to the corporate governance of our Company and the nomination of members of the Board and committees of the Board. Mr. Leposky is the Chairperson of the Nominating and Governance Committee. Ms. Walters-Hoffert and Mr. Robinette are members of the Nominating and Governance Committee. Each of the members of our Nominating and Governance Committee is independent under Nasdaq’s independence standards. The Nominating and Governance Committee operates under a written charter, which is available on our website at www.fluxpower.com.

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our business. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to serve on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a formal policy with respect to diversity.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of our directors, officers, and employees. Any waivers of any provision of this Code for our directors or officers may be granted only by the Board or a committee appointed by the Board. Any waivers of any provisions of this Code for an employee or a representative may be granted only by our chief executive officer or principal accounting officer. We have filed a copy of the Code with the SEC and have made it available on our website at https://www.fluxpower.com/corporate-governance. In addition, we will provide any person, without charge, a copy of this Code. Requests for a copy of the Code may be made by writing to the Company at is c/o Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, California 92081.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Indemnification Agreements

We execute a standard form of indemnification agreement (“Indemnification Agreement”) with each of our Board members and executive officers (each, an “Indemnitee”).

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Pursuant to and subject to the terms, conditions and limitations set forth in the Indemnification Agreement, we agreed to indemnify each Indemnitee, against any and all expenses incurred in connection with the Indemnitee’s service as our officer, director and or agent, or is or was serving at our request as a director, officer, employee, agent or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other entity or enterprise but only if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to our best interest, and in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. In addition, the indemnification provided in the indemnification agreement is applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven. Additionally, the Indemnification Agreement establishes processes and procedures for indemnification claims, advancement of expenses and costs and contribution obligations.

Insider Trading Policy and Rule 10b5-1 Trading Programs

We have adopted an Insider Trading Policy which prohibits directors, officers and all other employees, or consultants or contractors, as well as family members of such persons (or any other person subject to the policy) from engaging in any transaction involving a purchase or sale of the our securities, including any offer to purchase or offer to sell, based on material nonpublic information regarding the Company (“Material Nonpublic Information”).

Under our Insider Trading Policy and pursuant to SEC Rule 10b5-1, directors, officers and employees may establish written programs which permit (i) automatic trading of the Company’s stock through a third-party broker or (ii) trading of the Company’s stock by an independent person (such as an investment bank) who is not aware of Material Nonpublic Information at the time of a trade. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director, executive officer, or other employee when entering into the plan, without further direction from such insider.

Beneficial Ownership Reporting - Section 16(a)

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and Annual Reports concerning their ownership, of common stock and other of our equity securities on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of Forms 3, 4 and 5 and amendments thereto filed electronically with the SEC during the most recent fiscal year, we believe that all reports required by Section 16(a) for transactions in the fiscal year ended June 30, 2025 were timely filed.

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DIRECTOR AND EXECUTIVE COMPENSATION

Compensation for our Named Executive Officers

Summary

The following table sets forth information concerning all forms of compensation earned by our named executive officers during fiscal 2025 and fiscal 2024 for services provided to the Company and its subsidiary.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan ($)	All Other ($)	Total ($)
Krishna Vanka(2)	2025	$400,000	-	-	-	-	-	$400,000
Chief Executive Officer and President
Ronald F. Dutt(3)	2025	$386,250	-	-	-	-	-	$386,250
Former Chief Executive Officer, President and Chairman	2024	$375,000	-	-	$484,155	-	-	$858,155
Jeffrey C. Mason(4)	2025	$280,500	-	-	-	-	-	$280,500
Chief Operating Officer	2024	$275,000	-	-	$119,152	-	-	$394,152
Kevin S. Royal(5)	2025	$336,600	-	-	-	-	-	$336,600
Chief Financial Officer and Corporate Secretary	2024	$330,000	-	-	$200,970	-	-	$530,970

(1)	The grant date fair value was determined in accordance with the provisions of FASB ASC Topic No. 718 using the Black-Scholes valuation model with assumptions described in more detail in the notes to our audited financial statements included in this prospectus.
(2)	Mr. Vanka was appointed as the Company’s Chief Executive Officer and President, as well as a member of the Board, effective March 10, 2025.
(3)	Mr. Dutt served as our Chief Executive Officer, President, and Chairman of the Board until his retirement on March 10, 2025. In connection with Mr. Dutt’s retirement, the Board appointed Mr. Dale T. Robinette as the new Chairman of the Board, effective March 10, 2025. In addition, the Board appointed Mr. Krishna Vanka as Chief Executive Officer and President, effective March 10, 2025.
(4)	Mr. Mason was promoted from Vice President of Operations to Chief Operating Officer, effective August 1, 2025.
(5)	Mr. Royal was appointed as the Company’s Chief Financial Officer and Corporate Secretary effective March 4, 2024.

Base Salary

On June 17, 2024, pursuant to the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), the Board approved the following salary increases (the “Fiscal 2025 Annual Salary”) to the following executive officers, effective for fiscal 2025:

		Salary for Fiscal Year
Name	Position	2024	2025
Ronald D. Dutt	Former Chief Executive Officer	$375,000	$386,250
Kevin S. Royal	Chief Financial Officer	$205,200	$336,600
Jeffrey C. Mason	Chief Operating Officer	$230,720	$280,500

Annual Bonus Plan

On November 5, 2020, the Board approved an annual cash bonus plan (the “Annual Bonus Plan”) which allows the Compensation Committee and/or the Board of the Company to set the amount of bonus each fiscal year and the performance criteria. Executive officers and all employees (other than part-time employees and temporary employees) are eligible to participate in the Annual Bonus Plan (“Participants”) as long as the Participant remains an active regular employee of the Company. The Annual Bonus Plan was effective for the fiscal year ended June 30, 2021 and is effective each fiscal year thereafter (the “Plan Year”). For each Plan Year, the Compensation Committee establishes an aggregate amount of allocable Bonus under the Annual Bonus Plan and determines the performance goals applicable to a bonus during a Plan Year (the “Participation Criteria”). The Participation Criteria may differ from Participant to Participant and from bonus to bonus. The Participation Criteria for each Plan Year is based on the Company achieving certain performance targets based on annual revenue, gross margin, operating expense and new business development. All of the Company’s executive officers are eligible to participate in the Annual Bonus Plan.

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On October 20, 2023, the Board approved an amended and restated annual cash bonus plan (the “Amended Annual Bonus Plan”) which allows the Compensation Committee and/or the Board of the Company to set the amount of bonus each fiscal year and the performance criteria. Executive officers and all employees (other than part-time employees and temporary employees) are eligible to participate in the Amended Annual Bonus Plan (“Participants”) as long as the Participant remains an active regular employee of the Company. The Amended Annual Bonus Plan is effective for fiscal year 2024 and each fiscal year thereafter (the “Plan Year”). For each Plan Year, the Compensation Committee will establish an aggregate amount of allocable Bonus under the Amended Annual Bonus Plan and determine the performance goals applicable to a bonus during a Plan Year (the “Participation Criteria”). The Participation Criteria may differ from Participant to Participant and from bonus to bonus. All of the Company’s executive officers are eligible to participate in the Amended Annual Bonus Plan.

The Amended Annual Bonus Plan was approved by the Board in anticipation of the Company adopting its “clawback” policy applicable to its executive officers as required under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).

Fiscal 2025 Bonuses Under the Amended Bonus Plan

On June 17, 2024, pursuant to the recommendation of the Compensation Committee, the Board also approved the bonus pool and performance criteria for the Amended Annual Bonus Plan for Fiscal 2025 (the “2025 Bonus”). For fiscal 2025, the performance goals applicable to a bonus are based on the Company achieving certain targets based on the Company’s full year revenue, Adjusted EBITDA (earnings before interest, income taxes, depreciation, amortization and stock-based compensation) for fiscal 2025, and functional goals (the “Financial Targets”), in addition to individual performance objectives and goals (the “2025 Performance Matrix”).

Fiscal Cash 2025 Bonuses

The Board approved the following cash bonus targets under the 2025 Bonus for the following executive officers.

Name	Position	Maximum Payout (1)
Ronald D. Dutt	Former Chief Executive Officer	$386,250
Kevin S. Royal	Chief Financial Officer	$201,960
Jeffrey C. Mason	Chief Operating Officer	$140,250

(1)	Full maximum payout assuming targets reached as set forth in the 2025 Performance Matrix.

Equity Incentive Awards

Fiscal 2024 Equity Grants

On October 20, 2023 (the “Fiscal 2024 Grant Date”), pursuant to the recommendation of the Compensation Committee, the Board approved the grant of stock options (the “Fiscal 2024 Options”) under the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) and the Company’s 2021 Equity Incentive Plan (the “2021 Plan” and together with 2014 Plan, the “Plan”) to the Company’s then-current named executive officers, as set forth in the table below.

Name	Position	Options	Vesting Schedule
Ronald D. Dutt	Former Chief Executive Officer	223,216	Annually over three years from the date of grant
Kevin S. Royal	Chief Financial Officer	54,934	Annually over three years from the date of grant
Jeffrey C. Mason	Chief Operating Officer	55,000	Annually over three years from the date of grant

Fiscal 2025 Equity Grants

We did not grant any stock options or other equity awards to any of our named executive officers in fiscal 2025.

Benefit Plans

We do not have any profit-sharing plan or similar plans for the benefit of our officers, directors or employees. However, we may establish such a plan in the future.

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Under their respective employment agreements, as described in further detail below, Messrs. Vanka and Royal, among other things, are entitled to reimbursement for all reasonable business expenses incurred in performing services. They are also eligible to participate in all customary employee benefit plans or programs generally made available to the senior executive officers.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table sets forth certain information concerning unexercised options held by our named executive officers as of June 30, 2025. Our named executive officers did not hold any other types of equity awards as of June 30, 2025.

Name	Award Grant Date	Award Expiration Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Number of Shares or Units of Stock That Have Not Vested	Grant Date Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Equity Incentive Plan: Grant Date Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jeffrey C. Mason(1)	10/31/2022	10/31/2032	17,493	17,493	-	$3.43	-	-	-	-
	10/20/2023	10/20/2033	8,746	36,625	-	$3.36	-	-	-	-
Kevin S. Royal(2)	3/4/2024	3/4/2034	18,331	36,669	-	$5.00	-	-	-	-

(1)	Mr. Mason’s outstanding options vest annually over three years from the date of grant.
(2)	Mr. Mason’s outstanding options vest annually over three years from the date of grant.

Equity Compensation Plan Information

On February 17, 2015, our stockholders approved our 2014 Equity Incentive Plan (“2014 Plan”), which was amended on July 23, 2018 and on November 5, 2020. The 2014 Plan authorizes the issuance of awards for up to 10,000,000 shares of our common stock in the form of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock units, restricted stock awards and unrestricted stock awards to officers, directors and employees of, and consultants and advisors to, the Company or its affiliates. We granted 100,192 stock options under the 2014 Plan during fiscal 2024. We granted 51,171 restricted stock units under the 2014 Plan during fiscal 2024. The 2014 Plan expired on November 26, 2024, at which time no future stock or stock option awards could be granted.

On April 29, 2021, at the Company’s annual stockholders meeting, the 2021 Equity Incentive Plan (the “2021 Plan”) was approved by our stockholders. The 2021 Plan authorizes the issuance of awards for up to 2,000,000 shares of our common stock in the form of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock units, restricted stock awards and unrestricted stock awards to officers, directors and employees of, and consultants and advisors to, the Company or its affiliates. We granted 934,012 stock options under the 2021 Plan during fiscal 2024. We did not grant any stock options under the 2021 Plan during fiscal 2025. We granted 200,000 and 17,057 restricted stock units under the 2021 Plan during fiscal 2025 and fiscal 2024, respectively.

On May 28, 2025, the Company’s stockholders approved the 2025 Equity Incentive Plan (the “2025 Plan”). The 2025 Plan authorizes the issuance of awards for up to 1,000,000 shares of common stock in the form of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock units, restricted stock awards and unrestricted stock awards to officers, directors and employees of, and consultants and advisors to, the Company or its affiliates.

As of June 30, 2025, we had 385,189 options outstanding and exercisable and 200,000 RSUs outstanding under the 2025 Plan, the 2021 Plan and the 2014 Plan.

Equity Compensation Plan Information

On February 17, 2015, our stockholders approved our 2014 Equity Incentive Plan (“2014 Plan”), which was amended on July 23, 2018 and on November 5, 2020. The 2014 Plan authorizes the issuance of awards for up to 10,000,000 shares of our common stock in the form of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock units, restricted stock awards and unrestricted stock awards to officers, directors and employees of, and consultants and advisors to, the Company or its affiliates. We granted 100,192 stock options under the 2014 Plan during fiscal 2024. We granted 51,171 restricted stock units under the 2014 Plan during fiscal 2024. The 2014 Plan expired on November 26, 2024, at which time no future stock or stock option awards could be granted.

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On April 29, 2021, at the Company’s annual stockholders meeting, the 2021 Equity Incentive Plan (the “2021 Plan”) was approved by our stockholders. The 2021 Plan authorizes the issuance of awards for up to 2,000,000 shares of our common stock in the form of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock units, restricted stock awards and unrestricted stock awards to officers, directors and employees of, and consultants and advisors to, the Company or its affiliates. We granted 934,012 stock options under the 2021 Plan during fiscal 2024. We did not grant any stock options under the 2021 Plan during fiscal 2025. We granted 200,000 and 17,057 restricted stock units under the 2021 Plan during fiscal 2025 and fiscal 2024, respectively.

On May 28, 2025, the Company’s stockholders approved the 2025 Equity Incentive Plan (the “2025 Plan”). The 2025 Plan authorizes the issuance of awards for up to 1,000,000 shares of common stock in the form of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock units, restricted stock awards and unrestricted stock awards to officers, directors and employees of, and consultants and advisors to, the Company or its affiliates.

As of June 30, 2025, we had 385,189 options outstanding and exercisable and 200,000 RSUs outstanding under the 2025 Plan, the 2021 Plan and the 2014 Plan.

Employment Agreements with Executive Officers

Summary of Employment Agreement with Mr. Krishna Vanka

On March 10, 2025, the Company entered into an executive employment agreement with Mr. Vanka, pursuant to which he agreed to serve as the Chief Executive Officer and President of the Company (the “Employment Agreement”). Pursuant to the terms of the Employment Agreement, Mr. Vanka receives an annual base salary of $400,000, subject to annual performance reviews by the Board or Compensation Committee. As an initial incentive for achieving key financial milestones, the Company agreed to award Mr. Vanka a cash bonus of $100,000 if the Company’s average EBITDA is net positive over the following nine months (end of the calendar year). Beginning fiscal year 2026, Mr. Vanka will have the ability to achieve a cash bonus of up to 150% of base salary based on budget performance goals as determined by the Board or the Compensation Committee. Beginning in fiscal year 2026, Mr. Vanka will be granted time-based restricted stock units (“Time RSUs”) equivalent to 50% of his base salary, which are eligible to vest in three (3) equal annual installments over three (3) years. He will also be eligible for performance-based restricted stock units (“PSUs”), with a target of 50% of his base salary and a maximum of 150%, based on budget performance goals. Any earned PSUs will cliff-vest on the third (3rd) anniversary of the grant date. Additionally, the Employment Agreement provides that Mr. Vanka may be terminated at any time by the Company with or without cause. If Mr. Vanka is terminated without cause or upon a Change in Control (as defined in the Employment Agreement), he will receive: (a) twelve (12) months of base salary paid in a lump sum; and (b) twelve (12) months of continued life, medical, and dental insurance coverage, with the Company covering the cost subject to the same employee contribution as active employees. Additionally, in the event of a Change in Control termination, vesting of Time RSUs and any PSUs, for which the performance criteria are satisfied, will be accelerated. Mr. Vanka is subject to a non-compete obligation during the term of his employment and confidentiality obligations that extend beyond termination. The Employment Agreement also includes other customary clauses and arrangements.

Summary of Employment Agreement with Former Chief Executive Officer and President, Mr. Ron Dutt

On February 12, 2021, we entered into an Amended and Restated Employment Agreement with the Company’s president and chief executive officer, Mr. Dutt (the “Dutt Employment Agreement”), which amends and restates the Employment Agreement effective December 11, 2012, as amended (the “Prior Agreement”). In addition to the inclusion of terms relating to change in control, termination, severance, benefits and the acceleration of vesting of options and restricted stock units upon certain events, the Dutt Employment Agreement memorialized Mr. Dutt’s continued services as the president and chief executive officer of the Company and its wholly-owned subsidiary, Flux Power, and the terms pursuant to which he would provide such services. Pursuant to the terms of the Dutt Employment Agreement, Mr. Dutt’s annual base salary was $375,000. On March 10, 2025, Mr. Dutt notified the Board of his decision to retire and resign from his position as director, Chairman of the Board, Chief Executive Officer and President of the Company and its wholly owned subsidiary, Flux Power, effective March 10, 2025. Mr. Dutt’s stepping down was because of personal reasons and not due to any disagreement with the Company’s management team or the Company’s Board on any matter relating to the operations, policies or practices of the Company or any issues regarding the Company’s accounting policies or practices.

To ensure a smooth transition, on March 10, 2025, the Company entered into an Amendment to Mr. Dutt’s Amended and Restated Employment Agreement, dated February 17, 2021 (the “Amendment to Dutt Employment Agreement,” and together with the Amended and Restated Employment Agreement, the “Dutt Employment Agreement”). Under this amendment, Mr. Dutt may provide services and answer questions on an as-needed basis as a senior advisor and will be compensated based on his current monthly salary in the amount of $32,187.50 through March 2025, unless terminated earlier pursuant to its terms. Mr. Dutt reports to the Chief Executive Officer or his designee. In addition, the Company and Mr. Dutt also agreed to enter into a separation and release agreement (“Separation Agreement”), which includes the contemplated terms of the payments and benefits in exchange for the release and other agreements set forth therein with Mr. Dutt, including: (a) a cash severance payment of $386,250.02, equivalent to twelve (12) months of his base salary as of the Resignation Date to be paid pro ratably over twelve (12) months; and (b) a monthly cash payment for twelve (12) months in an amount of $4,034.20 for health insurance coverage. Mr. Dutt’s Separation Agreement includes a customary general release of claims in favor of the Company and certain related parties. Mr. Dutt’s employment with the Company ended on March 31, 2025.

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Summary of Employment Agreement with Mr. Kevin S. Royal

On February 22, 2024, we entered into an Employment Agreement with Mr. Kevin S. Royal, in connection with Mr. Royal’s appointment as Chief Financial Officer and Corporate Secretary, which provides for an annual base salary of $330,000, effective March 4, 2024 (the “Employment Agreement”). The Employment Agreement includes terms relating to change in control, termination, severance, benefits and the acceleration of vesting of options and restricted stock units upon certain events. In addition, Mr. Royal will be eligible for a 60% cash bonus, as a percentage of base salary, and incentive stock options to purchase up to 55,000 shares of the Company’s common stock (the “Options”) under the 2021 Plan. The Options will be subject to the terms and conditions provided in the form of Incentive Stock Option Agreement under the 2021 Plan, will have an exercise price based on the Company’s 10-day volume weighted average price on the grant date, and will expire ten (10) years from the grant date and vest in four (4) equal annual instalments commencing one year after the grant date.

Clawback Policy

To comply with Section 10D of the Securities Exchange Act of 1934, as amended, Rule 10D-1 promulgated under the Securities Exchange Act of 1934, as amended, and Nasdaq Listing Rule 5608 applicable to incentive-based compensation for executive officers of listed companies, in November 2023, the Board adopted a Policy for the Recovery of Erroneously Awarded Compensation (the “Clawback Policy”) with an effective date of October 2, 2023. Current executive officers of the Company have agreed in writing to the terms and conditions of the Clawback Policy. Under the Clawback Policy, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the federal securities laws, the Company will recoup any erroneously awarded incentive-based compensation from the Company’s current and former executive officers. Administration of the Clawback Policy will be by the Compensation Committee of the Company.

Director Compensation

Below is a summary of the total compensation of our non-employee directors during fiscal 2025. Each of Mr. Vanka, our chief executive officer and president, and Mr. Dutt, our former chief executive officer and president, received no compensation for his service as a director and is not included in the below table. The compensation Mr. Vanka and Mr. Dutt received as an employee of the Company is included in the section titled “Compensation for our Named Executive Officers” above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
Lisa Walters-Hoffert	$62,500	$80,000	-	$142,500
Dale Robinette	$81,250	$80,000	-	$161,250
Michael Johnson	$50,000	$80,000	-	$130,000
Mark F. Leposky	$61,250	$80,000	-	$141,250

(1)	Represent the fair value of the RSUs granted.

The following table shows the number of stock options and RSUs held by our non-employee directors as of June 30, 2025:

Name	Stock Options	RSUs
Lisa Walters-Hoffert	3,948	50,000
Dale Robinette	3,948	50,000
Michael Johnson	9,948	50,000
Mark F. Leposky	-	50,000

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Non-Employee Director Compensation Policy

Cash Compensation

Pursuant to the compensation program for our non-employee directors that was approved by the Board on April 18, 2024 for fiscal 2025 and on March 1, 2025 for fiscal 2026, each member of our Board of Directors who is not an employee is eligible to receive the following annual cash retainers for their service on our Board:

Position	Annual Retainer
Board Member	$50,000
Plus (as applicable):
Chairman of the Board	$20,000
Audit Committee Chair	$7,500
Compensation Committee Chair	$5,000
Nominating/Governance Committee Chair	$5,000
Audit Committee Member	$3,750
Compensation Committee Member	$2,500
Nominating/Governance Committee Member	$2,500

Equity Compensation

In addition, our non-employee directors are eligible to receive an annual equity grant of RSUs equal to the amount of $80,000 divided by the fair market value of the RSUs, with all RSUs subject to a one-year vesting requirement subject to their continued service on our Board. The fair market value of the RSUs is based upon the closing stock price on the grant issuance date. On April 18, 2024, each of our non-employee directors was granted 17,057 RSUs, which fully vested on April 18, 2025. On May 28, 2025, each of our non-executive directors was granted 50,000 RSUs under the 2021 Plan, which are scheduled to vest in full on May 28, 2026.

Pay versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and the Company’s financial performance.

Required Tabular Disclosure of Compensation Actually Paid versus Performance

The following tables and related disclosures provide information about (i) the total compensation of our principal executive officer (“PEO”) and (on average) of our non-PEO Named Executive Officers (collectively, the “NEOs”) as presented in the “Summary Compensation Table” (the “SCT”) section above, (ii) the “compensation actually paid” (“CAP”) to our PEO and our and non-PEO NEOs, as calculated pursuant to Item 402(v), (iii) certain financial performance measures, and (iv) the relationship of the CAP to those financial performance measures.

Fiscal Year	Summary Compensation Table Total for PEO 1 - Vanka(1)	Summary Compensation Table Total for PEO 2 – Dutt(1)	Compensation Actually Paid to PEO 1 - Vanka(2)	Compensation Actually Paid to PEO 2 – Dutt(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(4)	Net Loss (in millions)(5)
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)
2025	$400,000	$386,250	$400,000	$(30,186)	$308,550	$242,742	$62.9	$6.7
2024	-	$859,155	-	$751,681	$406,557	$329,546	$129.6	$8.3
2023	-	$667,777	-	$677,655	$362,573	$371,343	$176.6	$7.7

(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Vanka (our current Chief Executive Officer since March 10, 2025) (“PEO 1”) and Mr. Dutt (our former Chief Executive Officer who retired from that position on March 10, 2025) (“PEO 2”), respectively, for each corresponding year in the “Total” column of the SCT.

(2)	The dollar amounts reported in column (c) represent the amount of CAP to Mr. Vanka and Mr. Dutt, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts reported in column (e) represent the average amount of CAP to the NEOs as a group (excluding, in the case of 2025, Mr. Vanka and Mr. Dutt, and in the case of 2024 and 2023, Mr. Dutt), as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect compensation actually earned, realized or received by the Company’s NEOs. CAP reflects the exclusions and inclusions of certain amounts for the PEOs and the non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718.

(3)	Mr. Charles A. Scheiwe, our former Chief Financial Officer, and Mr. Mason comprised the non-PEO NEOs for fiscal year ended June 30, 2023. On March 1, 2024, Mr. Scheiwe stepped down as the Company’s Chief Financial Officer and Corporate Secretary. For purposes of this disclosure, the non-PEOs for fiscal year ended June 30, 2024 comprised of Mr. Schiewe, Mr. Royal and Mr. Mason. Mr. Mason and Mr. Royal comprised the non-PEO NEOs for fiscal year ended June 30, 2025.

(4)	Represents Total Shareholder Return (“TSR”) calculated for each fiscal year representing overall appreciation in $100 of investment in the Company stock during the respective one-year period.

(5)	Amounts represent the net loss reflected in the Company’s consolidated audited financial statements for the applicable fiscal year.

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Reconciliation of Total Compensation per SCT to CAP is as follows:

	Fiscal Year 2025			Fiscal Year 2024		Fiscal Year 2023
	PEO 1 - Vanka	PEO 2 – Dutt	Average for Non-PEO NEOs	PEO 2 – Dutt	Average for Non-PEO NEOs	PEO 2 – Dutt	Average for Non-PEO NEOs
Summary Compensation Total	$400,000	$386,250	$308,550	$859,155	$406,557	$667,777	$362,573
Deduction Amounts Reported under the “Stock Awards” and “Option Awards” in the SCT	-	-	-	(484,155)	(136,490)	(230,542)	(110,511)
Add the fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year	-	-	-	485,539	96,831	256,560	122,982
Add the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year	-	-	(54,312)	(81,391)	(11,182)	8,022	6,456
Add the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year	-	(7,650)	(11,496)	(27,467)	(26,170)	4,784	2,011
Subtract, for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year	-	(408,786)	-	-	-	(28,946)	(12,168)
Compensation Actually Paid	$400,000	$(30,186)	$242,742	$751,681	$329,546	$677,655	$371,343

Required Disclosure of the Relationship Between Compensation Actually Paid And Financial Performance Measures

As required by Item 402(v) of Regulation S-K, we are providing the following information to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. As noted above, CAP for purposes of the tabular disclosure was calculated in accordance with SEC rules and does not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable fiscal years. Under Item 402(v)(8), smaller reporting companies must provide this relationship description for the following performance measures:

●	Cumulative TSR for the Company shown in Column (f); and
●	The Company’s net income (loss) shown in column (g).

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We utilize certain performance measures to align executive compensation with our performance. Part of the compensation our NEOs are eligible to receive consists of annual cash bonuses which are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement of performance objectives. We also view stock options, which are an integral part of our executive compensation program, as related to company performance although not directly tied to TSR, because they provide value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period. These stock option awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

Compensation Actually Paid and Cumulative TSR

The following graph sets forth the relationship between CAP to our PEO, the average of CAP to our other NEOs, and our cumulative TSR during the applicable year over the three fiscal-year period from 2023 through 2025:

Compensation Actually Paid and Net Income (Loss)

The following graph sets forth the relationship between CAP to our PEO, the average of CAP to our other NEOs, and our net income (loss) during the applicable year over the three fiscal-year period from 2023 through 2025:

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such information by reference.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Principal Stockholders and Management

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Exchange Act, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable. As of December 31, 2025, we had a total of 21,340,135 shares of common stock issued and outstanding.

The following table sets forth, as of December 31, 2025, information concerning the beneficial ownership of shares of our common stock held by our directors, our named executive officers, our directors and executive officers as a group, and each person known by us to be a beneficial owner of more than five percent (5%) of our outstanding common stock. Unless otherwise indicated, the business address of each of our directors, executive officers and beneficial owners of more than five percent (5%) of our outstanding common stock is c/o Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, California 92081. Each person has sole voting and investment power with respect to the shares of our common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned		Percentage of Ownership
Officers and Directors
Michael Johnson, Director	4,527,814	(2)	20.9%
Krishna Vanka, Chief Executive Officer, President, and Director	36,450	(3)	*
Kevin S. Royal, Chief Financial Officer and Secretary	25,629	(4)	*
Jeffrey C. Mason, Chief Operating Officer	78,283	(5)	*
Mark F. Leposky, Director	17,057	(6)	*
Lisa Walters-Hoffert, Director	48,055	(7)	*
Dale Robinette, Director	78,484	(8)	*
All Officers and Directors as a group (7 people)	4,811,772		22.0%
5% Stockholders
Esenjay Investments LLC	4,133,568	(2)	19.4%
Cleveland Capital Management L.L.C.	2,790,984	(9)	12.3%
1250 Linda Street, Suite 304
Rocky River, OH 44116
Formidable Asset Management, LLC	3,013,948	(10)	14.1%
221 E Fourth Street, Suite 2700
Cincinnati OH 45202
Heights Capital Management, Inc.	1,200,000	(11)	5.6%
101 California Street, Suite 3250
San Francisco, California 94111

*	Represents less than 1% of shares outstanding.

(1)	All addresses above are 2685 S. Melrose Drive, Vista, California 92081, unless otherwise stated.

(2)	Includes (i) 56,311 shares of common stock held by Mr. Johnson, (ii) 218,658 shares of common stock issuable upon the conversion of 23,233 shares of Series A Preferred Stock (as defined herein) issuable upon the exercise of 23,233 Prefunded Warrants (as defined herein) held by Mr. Johnson, (iii) 109,329 shares of common stock issuable upon the exercise of 109,329 Common Warrants (as defined herein) held by Mr. Johnson, (iv) 4,133,568 shares of common stock held by Esenjay Investments LLC, of which Mr. Johnson is the sole director and beneficial owner, and (v) 9,948 shares of common stock issuable to Mr. Johnson upon exercise of stock options within 60 days.

(3)	Mr. Vanka was appointed Chief Executive Officer, President and director on March 10, 2025. Includes (i) 24,300 shares of common stock issuable upon the conversion of 2,582 shares of Series A Preferred Stock issuable upon the exercise of 2,582 Prefunded Warrants and (ii) 12,150 shares of common stock issuable upon the exercise of 12,150 Common Warrants.

(4)	Includes (i) 18,331 shares of common stock issuable upon exercise of stock options within 60 days, (ii) 4,865 shares of common stock issuable upon the conversion of 517 shares of Series A Preferred Stock issuable upon the exercise of 517 Prefunded Warrants and (iii) 2,433 shares of common stock issuable upon the exercise of 2,433 Common Warrants.

(5)	Mr. Mason was promoted from Vice President of Operations to Chief Operating Officer effective August 1, 2025. Includes (i) 8,127 shares of common stock, (ii) 62,858 shares of common stock issuable upon exercise of stock options within 60 days, (iii) 4,865 shares of common stock issuable upon the conversion of 517 shares of Series A Preferred Stock issuable upon the exercise of 517 Prefunded Warrants and (iv) 2,433 shares of common stock issuable upon the exercise of 2,433 Common Warrants.

(6)	Includes 17,057 shares of common stock.

(7)	Includes 44,107 shares of common stock and 3,948 shares of common stock issuable upon exercise of stock options.

(8)	Includes (i) 56,311 shares of common stock, (ii) 3,948 shares of common stock issuable upon exercise of stock options within 60 days, (iii) 12,150 shares of common stock issuable upon the conversion of 1,291 shares of Series A Preferred Stock issuable upon the exercise of 1,291 Prefunded Warrants and (iv) 6,075 shares of common stock issuable upon the exercise of 6,075 Common Warrants.

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(9)	Based on Amendment No. 8 to Schedule 13G filed jointly by Cleveland, Rocky River Specific Opportunities Fund LLC, Wade Massad, John Shiry and Cleveland Capital Management, L.L.C. with the SEC on February 14, 2025, reporting information as of December 31, 2024, and additional information provided by Cleveland to the Company as of September 26, 2025. Reflects 1,431,184 shares of common stock held by certain private funds managed by Cleveland Capital Management, L.L.C., or by its principals, and hold shared voting and dispositive power with respect to such shares, (ii) 840,669 shares of common stock issuable upon the conversion of 89,323 shares of Series A Preferred Stock issuable upon the exercise of 89,323 Prefunded Warrants held by Cleveland Capital L.P., (iii) 420,335 shares of common stock issuable upon the exercise of 420,335 Common Warrants held by Cleveland Capital L.P. and (iv) 98,796 shares of common stock issuable upon exercise of warrants held by Cleveland Capital L.P. Excludes (i) 41,150 shares of common stock individually held by Mr. Massad and (ii) 50,000 shares of common stock individually held by Mr. Shiry.

(10)	Based on Amendment No. 4 to Schedule 13G filed by Formidable Asset Management, LLC with the SEC on December 16, 2025. Includes (i) 666,571 shares of common stock held by Formidable Asset Management, LLC and (ii) 2,347,377 shares of common stock held by certain accounts managed by Formidable Asset Management, LLC, which hold shared dispositive power with respect to such shares.

(11)	Based on Schedule 13G filed jointly by Heights Capital Management, Inc. and CVI Investments, Inc. with the SEC on November 5, 2025. Reflects 1,200,000 shares of common stock held by CVI Investments, Inc. Heights Capital Management, Inc., which serves as the investment manager to CVI Investments, Inc. and as such may exercise voting and dispositive power over the shares reported as beneficially owned by CVI Investments, Inc., may be deemed to be the beneficial owner of all shares owned by CVI Investments, Inc. Each of Heights Capital Management, Inc. and CVI Investments, Inc. disclaims any beneficial ownership of any such shares, except for their pecuniary interest therein. The principal business address for CVI Investments, Inc. is P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands.

Equity Compensation Plan Information

The following table provides certain information with respect to our equity compensation plans in effect as of June 30, 2025:

	Number of securities to be issued upon exercise of outstanding options, and settlement of RSUs (a)	Weighted-average exercise price of outstanding options, and issuance price of RSUs (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by stockholders(1)	247,315	$5.33	–
Equity compensation plans approved by stockholders(2)	749,345	2.60	1,133,892
Equity compensation plans approved by stockholders(3)	–	–	1,000,000
Equity compensation plans approved by stockholders(4)	–	–	262,120
Total	996,660	3.28	2,396,012

(1)	Represents shares of common stock reserved for issuance under the 2014 Equity Incentive Plan (the “2014 Plan”) which was approved by our stockholders on February 17, 2015, amended on October 25, 2017 and expired on November 26, 2024. No shares of the Company’s common stock are available for future grants under the 2014 Plan.

(2)	Represents shares of common stock reserved for issuance under the 2021 Equity Incentive Plan (the “2021 Plan”) which was approved by our stockholders on April 29, 2021.

(3)	Represents shares of common stock reserved for issuance under the 2025 Equity Incentive Plan (the “2025 Plan”) which was approved by our stockholders on May 28, 2025.

(4)	Represents the number of shares of common stock reserved as authorized for the grant of options under the Flux Power Holdings, Inc. 2023 Employee Stock Purchase Plan, which was approved by our stockholders on April 20, 2023.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The following includes a summary of certain relationships and transactions since July 1, 2023 and any currently proposed transactions, to which we were or are to be a participant, in which (1) the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent (1%) of the average of our total assets for the last two completed fiscal years, and (2) any of our directors, executive officers or holders of more than five percent (5%) of our capital stock, or any affiliate or member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest other than compensation and other arrangements that are described under the section titled “Director and Executive Compensation.”

Pursuant to the Audit Committee’s written charter, our Audit Committee has the responsibility to review, approve and oversee transactions between the Company and any related person (as defined in Item 404 of Regulation S-K) and any potential conflict of interest situations on an ongoing basis, in accordance with our policies and procedures, and to develop policies and procedures for the Audit Committee’s approval of related party transactions.

Line of Credit Facility and Subordinated Unsecured Promissory Note

On November 2, 2023, we entered into a Credit Facility Agreement (the “Credit Facility”) with Cleveland Capital L.P. (“Cleveland” or the “Lender”), a related party due to equity ownership. The Credit Facility provides the Company with a line of credit of up to $2,000,000 for working capital purposes (“Subordinated LOC”). In connection with the Subordinated LOC, the Company issued a subordinated unsecured promissory note for $2,000,000 (the “Commitment Amount”) in favor of Cleveland (the “Revolving Note”).

Pursuant to the terms of the Credit Facility, Cleveland agreed to make loans (each such loan, an “Advance”) up to such Lender’s Commitment Amount to the Company from time to time, until July 31, 2027 (the “Due Date”). The Revolving Note accrues interest at Secured Overnight Financing Rate plus nine percent (9%) per annum on each Advance from and after the date of disbursement of such Advance. All indebtedness, obligations and liabilities of the Company to Cleveland are subject to the rights of GBC, pursuant to a Subordination Agreement dated on or about November 2, 2023, by and between Cleveland and GBC (the “Subordination Agreement”). Subject to the Subordination Agreement, the Company may, from time to time, prior to the Due Date, draw down, repay, and re-borrow on the Revolving Note, by giving notice to Cleveland of the amount to be requested to be drawn down. Subject to the Subordination Agreement, the Revolving Note is payable upon the earlier of (i) the Due Date or (ii) on occurrence of an event of Default (as defined in the Revolving Note).

As consideration of Cleveland’s commitment to provide the Advances to the Company, the Company issued Cleveland warrants to purchase 41,196 shares of common stock (the “Advance Warrants”) which rights are represented by a warrant certificate (“Warrant Certificate”). Subject to certain ownership limitations, the Advance Warrants are exercisable immediately from the date of issuance, expire on the five (5) year anniversary of the date of issuance and have an exercise price of $3.24 per share. The exercise price of the Advance Warrants is subject to certain adjustments, including stock dividends, stock splits, combinations and reclassifications of the common stock. In the event of a Triggering Event (as defined in the Warrant Certificate), the holder of the Advance Warrants will be entitled to exercise the Advance Warrants and receive the same amount and kind of securities, cash or property as such holder would have been entitled to receive upon the occurrence of such Triggering Event if such holder had exercised the rights represented by the Warrant Certificate immediately prior to the Triggering Event. Additionally, upon the holder’s request, the continuing or surviving corporation as a result of such Triggering Event will issue to such holder a new warrant of like tenor evidencing the right to purchase the adjusted amount of securities, cash or property and the adjusted warrant price. See Note 9 – Stockholders’ Equity (Deficit) in our audited consolidated financial statements included elsewhere in this prospectus.

On July 16, 2025, the Company and Cleveland entered into a First Amendment to the Subordinated Unsecured Promissory Note (“Note Amendment”). The Note Amendment amended the due date set forth in the Original Note issued by the Company to Cleveland in connection with the Subordinated LOC. Pursuant to the Note Amendment, the due date under the Original Note was changed from August 15, 2025 to September 30, 2025.

Private Placement

On July 18, 2025, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Initial Purchaser(s)”) pursuant to which the Company agreed to sell an initial aggregate amount of approximately $2.9 million in Prefunded Warrants (the “Prefunded Warrants”) at a purchase price equal to $19.369 per warrant (the “Purchase Price”). Each Prefunded Warrant entitled the holder to purchase one share of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) for $0.001 per share. Purchasers of Prefunded Warrants were also issued an additional five (5) year warrant to purchase a number of shares of common stock, par value $0.001 per share equal to fifty percent (50%) of the number of shares of common stock issuable upon conversion of the Series A Preferred Stock (the “Common Warrants,” and together with the Prefunded Warrants, the “Warrants”). On September 15, 2025, the Company entered into an amended and restated securities purchase agreement (the “Amended and Restated Purchase Agreement”) with certain of the Initial Purchasers and certain additional investors (collectively, the “Purchasers”) pursuant to which, among other things, the Purchasers agreed to subscribe for and purchase, and the Company agreed to issue and sell to the Purchasers, an aggregate of 258,144 Prefunded Warrants and 1,214,766 Common Warrants at the Purchase Price for gross proceeds of approximately $5.0 million (the “Private Placement”). The Purchase Price was paid in cash or, in lieu of cash, cancellation of certain existing debt of the Company.

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The closing of the Private Placement contemplated by the Amended and Restated Purchase Agreement occurred simultaneously on September 15, 2025 upon the satisfaction of certain customary conditions. As of the closing, there were no shares of Series A Preferred Stock issued or outstanding. The Company intends to use the net proceeds from the Private Placement for general corporate purposes and growth capital.

The Private Placement securities were offered to a small select group of accredited investors, as defined in Rule 501 of Regulation D, all of whom have a substantial pre-existing relationship with the Company. Certain affiliates of the Company participated in the Private Placement, among which included Krishna Vanka, our Chief Executive Officer and director, Kevin Royal, our Chief Financial Officer, Jeffrey Mason, our Chief Operating Officer, Dale Robinette, our director, Michael Johnson, our director, and Cleveland.

Prefunded Warrant and Common Warrant

Each Prefunded Warrant has an exercise price per share of Series A Preferred Stock equal to $0.001 per share. The Prefunded Warrants are immediately exercisable upon the closing of the Private Placement and expire when exercised in full. The exercise price and the number of shares of Series A Preferred Stock issuable upon exercise of each Prefunded Warrant is subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Series A Preferred Stock.

Each Common Warrant has an initial exercise price of $1.715, which is equal to the 20-day volume weighted average price (“VWAP”) per share of common stock immediately preceding the closing of the Private Placement (subject to adjustment therein), is exercisable immediately following issuance and has a term of five (5) years from the initial issuance date. The Common Warrant has a “cashless exercise” provision which provides that the Common Warrant can be exercised without further payment to the Company. The exercise price and the number of shares of common stock issuable upon exercise of each Common Warrant is subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock.

In addition, the Warrants may not be exercised in full and may not be exercised to the extent that immediately following such exercise, the holder would beneficially own greater than 4.99% or, at the election of the holder, greater than 9.99% of the Company’s outstanding common stock.

Registration Rights Agreement

In connection with the Amended and Restated Purchase Agreement, the Company agreed to enter into a registration rights agreement with the Purchasers, pursuant to which the Company agreed to prepare and file a registration statement with the SEC covering the resale of a number of shares of common stock underlying the Series A Preferred Stock and the Common Warrants issued pursuant to the Amended and Restated Purchase Agreement, and to use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC within seventy-five (75) days following the date of the registration statement. The Company filed the registration statement in October 2025, which became effective in November 2025.

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PRINCIPAL ACCOUNTANT FEES AND SERVICES

Independent Auditor for Fiscal Years 2025 and 2024

For the fiscal year ended June 30, 2024, the Company’s independent public accounting firm was Baker Tilly US, LLP. For the fiscal year ended June 30, 2025, the Company’s independent public accounting firm was Haskell & White LLP.

Fees Paid to Principal Independent Registered Public Accounting Firm

The aggregate fees billed by our Independent Registered Public Accounting Firms, for the fiscal years ended June 30, 2025 and 2024 are as follows:

	Fiscal Year Ended June 30,
	2025	2024
Audit fees(1)	$303,000	$833,000
Audit related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total	$303,000	$833,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and the review of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters. This information is presented as of the latest practicable date for this proxy statement.

(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.”

(3)	Neither Baker Tilly US, LLP nor Haskell & White LLP provided us with tax compliance, tax advice or tax planning services.

(4)	All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories. No such fees were incurred during the fiscal years ended June 30, 2025 or 2024.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.

Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this preapproval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

The audit committee of our Board of Directors consists of the three non-employee directors named below and operates under a written charter adopted by our Board of Directors. Our Board of Directors annually reviews the Nasdaq listing standards’ definition of independence for audit committee members and has determined that each member of the audit committee meets that standard. Our Board of Directors has also determined that Ms. Walters-Hoffert is an audit committee financial expert as described in applicable rules and regulations of the Securities and Exchange Commission.

The principal purpose of the audit committee is to assist our Board of Directors in its general oversight of our accounting and financial reporting processes and audits of our financial statements. The audit committee is responsible for selecting and engaging our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The audit committee’s function is more fully described in its Charter, which our Board of Directors adopted and which the audit committee reviews on an annual basis.

Our management is responsible for preparing our financial statements and our financial reporting process. Haskell & White LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.

The audit committee has reviewed and discussed with our management the audited financial statements of the Company included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 (the “10-K”).

The audit committee has also reviewed and discussed with Haskell & White LLP the audited financial statements in the 10-K. In addition, the audit committee discussed with Haskell & White LLP those matters required to be discussed by the auditors with the audit committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”), including General Auditing Standards 1301, Communications with Audit Committees. Additionally, Haskell & White LLP provided to the audit committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence. The audit committee also discussed with Haskell & White LLP its independence from the Company and satisfied itself as to the independence of Haskell & White LLP.

Based upon the review and discussions described above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 10-K for filing with the Securities and Exchange Commission.

Submitted by the following members of the audit committee:

Lisa Walters-Hoffert, Chair

Mark F. Leposky

Dale T. Robinette

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Flux under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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PROPOSAL 1 –

ELECTION OF DIRECTORS

Our Board of Directors currently consists of five directors. As recommended by our nominating and governance committee, on January 29, 2026, our Board of Directors nominated Krishna Vanka, Dale T. Robinette, Michael Johnson, Lisa Walters-Hoffert and Mark F. Leposky for election as directors at the Annual Meeting. If elected, each will serve on our Board of Directors until the annual meeting of stockholders in 2027 and until his successor has been elected and qualified. The nominees for director at the Annual Meeting, their ages as of December 31, 2025, their positions and offices held with the Company are set forth below. Other biographical information for the members of our Board of Directors is set forth in this proxy statement under the heading “Directors, Executive Officers and Corporate Governance—Directors and Executive Officers.”

Vote Required

Directors are elected by a plurality of the votes properly cast in person or by proxy. Our nominees for director receiving the highest number of votes cast “FOR” such nominee will be elected. Any shares not voted “FOR” a particular nominee (whether as a result of a “WITHHOLD” vote, abstention or a broker non-vote, as described in the next paragraph) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “FOR” the election of the three nominees named below. However, if you are the beneficial owner of the shares, which means that your shares are held by a brokerage firm, bank, dealer, or other similar organization as your nominee, your shares will not be voted for the election of directors unless you have provided voting instructions to your nominee. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our current Board of Directors, if any. Each person nominated for election has agreed to serve if elected.

If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

Director NOMINEES AT THE ANNUAL MEETING

Name	Age	Position(s) with Flux
Krishna Vanka	43	Director, Chief Executive Officer and President
Dale T. Robinette	61	Chairman of the Board
Michael Johnson	77	Director
Lisa Walters-Hoffert	67	Director
Mark F. Leposky	61	Director

The biographies for the director nominees and directors set forth above are set forth in this proxy statement under the heading “Directors, Executive Officers and Corporate Governance—Directors and Executive Officers.”

We have determined that each director nominee possesses the requisite communication skills, personal integrity, business judgment, ability to make independent analytical inquiries, and willingness to devote adequate time and effort necessary to serve as an effective member of the Board. Other specific experiences, qualifications, attributes or skills of nominees that contributed to our conclusion that the nominees should serve as directors are noted in their biographies.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE FOLLOWING DIRECTOR NOMINEES:

Krishna Vanka, Dale T. Robinette,

Michael Johnson, Lisa Walters-Hoffert and Mark F. Leposky

25

PROPOSAL 2 –

RATIFICATION OF APPOINTMENT OF Haskell & White LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING June 30, 2026

The audit committee of our Board of Directors has selected Haskell & White LLP, independent registered public accounting firm, as our independent auditors for the fiscal year ending June 30, 2026 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Haskell & White LLP as our independent registered public accounting firm. However, the Board is submitting the selection of Haskell & White LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee of our Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee of our Board of Directors, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Haskell & White LLP are expected to be present at the Annual Meeting, and will have the opportunity to make statements if they desire to do so and to respond to appropriate questions.

Vote Required

This proposal to ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026 requires an affirmative vote of at least a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 2. Abstentions will have the same effect as a vote “AGAINST” Proposal 2. Broker non-votes, if any, will have the same effect as a vote “AGAINST” Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE RATIFICATION THE APPOINTMENT OF Haskell & White LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING June 30, 2026.

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OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Krishna Vanka
Krishna Vanka
Chief Executive Officer and President

February 10, 2026

27

FLUX POWER

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FLUX2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V83562-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLUX POWER HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Krishna Vanka
02) Dale T. Robinette
03) Michael Johnson
04) Lisa Walters-Hoffert
05) Mark F. Leposky

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V83563-TBD

FLUX POWER HOLDINGS, INC.
2026 ANNUAL MEETING OF STOCKHOLDERS — MARCH 26, 2026 AT 10:00 AM PACIFIC TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Krishna Vanka and Kevin Royal or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Flux Power Holdings, Inc. that the stockholder(s) is/are entitled to vote at the 2026 Annual Meeting of Stockholders to be held at 10:00 AM Pacific Time on March 26, 2026, at www.virtualshareholdermeeting.com/FLUX2026, and any adjournment or postponement thereof. The stockholder(s) hereby revoke(s) all proxies previously given.

In their discretion, Mr. Vanka and Mr. Royal, or any of them, are authorized to vote upon such other business that is properly brought before the 2026 Annual Meeting of Stockholders.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE